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                                                                   EXHIBIT 10.14



                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT is made and entered into effective the 30th day of June, 1999, by and between The Plastic Surgery Company (the "Company"), and Patricia Altavilla ("Executive").

         WHEREAS, the Company and the Executive entered into a written Employment Agreement (the "Employment Agreement") dated the 22nd day of July, 1998; and

         WHEREAS, pursuant to Section 6(c) of the Employment Agreement, the Agreement provided that the Employment Agreement would terminate automatically in the event that the initial public offering of the Company's common stock is not consummated or other sources of working capital are not secured on or prior to June 30, 1999; and

         WHEREAS, the parties hereto desire that the Employment Agreement be amended to substitute the date of September 30, 1999 for June 30, 1999 in
Section 6(c) of the Employment Agreement;

         THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Company and the Executive agree as follows:

         1. Substitution. Paragraph 6(c) is hereby amended to substitute a date of September 30, 1999 for June 30, 1999.

         2. Remaining Terms and Conditions. Except as hereinabove set forth, the terms and conditions of the Employment Agreement shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                                      THE PLASTIC SURGERY COMPANY



                                      By: /s/ Jonathan E. Wilfong
                                         --------------------------------------
                                      Title: Chairman
                                             ----------------------------------


                                      Executive:

                                      /s/ Patricia Altavilla
                                      ----------------------------
                                      Patricia Altavilla